SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------



                        Date of Report (Date of Earliest
                        Event Reported): December 8, 2000

                             USA Biomass Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                     0-17594                           33-0329559
----------------         ---------------------            ----------------------
(State or Other         (Commission File Number)           (IRS Employer
 Jurisdiction of                                            Identification  No.)
  Incorporation)

               7314 Scout Avenue, Bell Gardens, California 90201
         ------------------------------------------- -----------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 928-9900
                         (Registrant's telephone number,
                              including area code)

Item 3.      Bankruptcy or Receivership

             As previously disclosed under cover of a Current Report on Form 8-K, filed on December 11, 2000, USA Biomass Corporation (the "Registrant") and two of its affiliates, American Waste Transport, Inc. and American Greenwaste, Inc. (the "Affiliates"), filed voluntary petitions for relief under the provisions of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), on December 8, 2000.

Item 5.       Other Events.
              ------------

             The Registrant and its Affiliates are required to file Monthly Operating Reports and Interim Statements with the Office of the United States Trustee for the Central District of California (the "United States Trustee") pursuant to the United States Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto, as Exhibits 99.1 through 99.6, are reports that the Registrant has filed with the United States Trustee for the following monthly period: October 1, 2001 through October 31, 2001 (the "Reports").

             The Reports may contain various forward-looking statements with respect to the Registrant's financial condition, results of operations and business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward-looking statements. These factors include, but are not limited to, risks related to the Registrant's decision to file its Chapter 11 petition; the risk that the Registrant's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Registrant's business; risks related to the Registrant's ability to operate successfully under a Chapter 11 proceeding; risks associated with the ability of the Registrant to perform profitably under its contracts; and risks associated with the management of the Registrant's growth in the biomass, solid waste transportation, recycling and related industries, changes in general economic conditions, various conditions specific to the clean green waste processing industries, and factors discussed in the Registrant's quarterly and annual reports previously filed on Forms 10-QSB and 10-KSB. The Registrant undertakes no obligation to update any forward-looking statements.

             THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

             On October 31, 2001, the Registrant filed "Debtor's First Amended Plan of Reorganization Dated October 31, 2001"(the "Plan") and "Disclosure Statement Re: Debtor's First Amended Plan of Reorganization Dated October 31, 2001" (the "Disclosure Statement"). The Plan provides for distribution of certain assets to the Registrant's creditors and provides for the cancellation of all existing equity interests in the Registrant. As explained in detail in the Disclosure Statement, the Plan does not provide for any distributions to Registrant's existing equity holders in exchange for the cancellation of their equity interests. Under the terms of the Plan, one hundred percent (100%) of the equity interests in the reorganized debtor will be owned by creditors Eugene W. Tidgewell and Lance B. Jones upon the effective date of the Plan. Mr. Tidgewell is the Vice President, Chief Operating Officer, Chief Financial Officer and a director of Registrant. Mr. Jones is the President, Corporate Secretary, Chief Executive Officer and a director of Registrant. If the Plan is confirmed by the

Bankruptcy Court, the Registrant anticipates filing a certification of termination of registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The foregoing description of the Plan is not complete and other material details of the Plan are summarized in the Disclosure Statement which has been filed with the Bankruptcy Court. The Bankruptcy Court has continued the hearing to consider approval of the Disclosure Statement until February 8, 2002. Notice of the continuance will be served on any party who served an objection to the Disclosure Statement, on any party who requested a copy of the Disclosure Statement and on the preferred shareholders of the Company who did not receive the prior notice regarding the hearing. The Plan and Disclosure Statement are subject to further amendment or modification. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement and/or confirm the Plan.

Item 7.      Exhibits.
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99.1         USA Biomass  Corporation Debtor in Possession Interim Statement No.
             11, for the period of October 1, 2001 through October 31, 2001.

99.2         USA Biomass  Corporation Debtor in Possession  Operating Report No.
             11, for the period of October 1, 2001 through October 31, 2001.

99.3         American  Waste  Transport,   Inc.  Debtor  in  Possession  Interim
             Statement No. 11 for the period of October 1, 2001 through October 31, 2001.

99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 11, for the period of October 1, 2001 through October 31, 2001.

99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 11, for the period of October 1, 2001 through October 31, 2001.

99.6         American Greenwaste, Inc. Debtor in Possession Operating Report No.
             11, for the period of October 1, 2001 through October 31, 2001.

Item 9.      Regulation FD Disclosure.
             ------------------------

             On January 3, 2002, the Registrant filed with the Bankruptcy Court a complaint against H. Glen Leason ("Leason"), Robert A. Wright ("Wright"), and Ronald S. Tucker ("Tucker") (collectively hereinafter, the "Defendants") for a temporary restraining order and preliminary and permanent injunction pursuant to
Section 105(a) of the Bankruptcy Code. The complaint alleges, inter alia, violations of Sections 362 and 1125 of the Bankruptcy Code, of Delaware Corporate Law, and of Leason's fiduciary duties as a director of the Registrant. The complaint seeks a temporary restraining order and preliminary injunction (pending final judgment) enjoining (a) the Defendants, and each of them, and their attorneys, agents, employees and representatives from taking any action, including the solicitation of consents or proxies, to reconstitute or expand the current Board of Directors of the Registrant until a plan of reorganization under Chapter 11 of the Bankruptcy Code has been approved by the Bankruptcy Court; (b) Tucker and Wright and their attorneys, agents, employees and representatives from holding themselves out as, representing themselves to be, acting as or making pronouncements purportedly in the capacity of the Registrant's officers, directors or representatives; (c) Leason and his attorneys, agents, employees and representatives from taking any actions to defeat the Plan or the Disclosure Statement; and (d) the Defendants and their attorneys, agents, employees and representatives from directly or indirectly soliciting any acceptances or rejections of any plan of reorganization in the Chapter 11 case until there has been transmitted to each holder of a claim or interest in the Chapter 11 case the plan or a summary of the plan, and a written disclosure approved, after notice and a hearing, by the Bankruptcy Court as containing adequate information. The complaint further seeks a permanent injunction on the final hearing, damages according to proof, exemplary damages, the costs of suit incurred, and such other and further relief as the Bankruptcy Court may deem just and proper. On January 7, 2002, the Bankruptcy Court denied the Registrant's application and emergency motion for a temporary restraining order without prejudice to the Registrant's right to move on February 8, 2002 for the preliminary injunction described above. There can be no assurance that the Bankruptcy Court will grant any of the relief requested by the Registrant.


                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USA BIOMASS CORPORATION

                                       By  /s/   EUGENE W. TIDGEWELL
                                           -------------------------------
                                       Name:  Eugene W. Tidgewell

                                       Title:    Chief Financial Officer
Date:    January 8, 2002

                                  Exhibit Index


 Exhibit No.                    Description

    99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 11, for the period of October 1, 2001 through October 31, 2001.

    99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 11, for the period of October 1, 2001 through October 31, 2001.

    99.3     American  Waste  Transport,   Inc.  Debtor  in  Possession  Interim
             Statement No. 11 for the period of October 1, 2001 through October 31, 2001.

    99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 11, for the period of October 1, 2001 through October 31, 2001.

    99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 11, for the period of October 1, 2001 through October 31, 2001.

    99.6 American Greenwaste, Inc. Debtor in Possession Operating Report No. 11, for the period of October 1, 2001 through October 31, 2001.